TICON.NET, INC.
                          REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2004 AND 2003

                                 TICON.NET, INC.
                     INDEX TO REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2004 AND 2003

                                                                        Page(s)

Accountants Review Report                                                   1

Reviewed Financial Statements:

         Balance Sheets at June 30, 2004 and 2003                           2

         Statements of Operation for the Six Months Ended
           June 30, 2004 and 2003                                           3

         Statements of Stockholders' Equity (Deficit) for the
           Six Months Ended June 30, 2004 and 2003                          4

         Statements of Cash Flows for the Six Months Ended
           June 30, 2004 and 2003                                           5

Notes to the Reviewed Financial Statements                                6-10

                           ACCOUNTANTS' REVIEW REPORT

To the Stockholders of
Ticon.Net, Inc.
Janesville, Wisconsin

We have reviewed the accompanying balance sheets of Ticon.Net, Inc. a Wisconsin S Corporation (the "Company") as of June 30, 2004 and 2003, and the related statements of operations, stockholders' equity (deficit), and cash flows for the six months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements are the responsibility of the Company's management.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the financial statements referred to above in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Bagell Josephs & Company, L.L.C.
Bagell, Josephs & Company, L.L.C.
Gibbsboro, New Jersey

September 10, 2004

                                 TICON.NET, INC.
                                 BALANCE SHEETS
                             JUNE 30, 2004 AND 2003

                                                                     2004           2003
                                                                     ----           ----
                                     ASSETS
Current Assets:
  Cash                                                            $     3,971   $    66,516
  Accounts receivable, net                                             13,649        13,258
  Prepaid expenses and other current assets                             2,854         7,854
                                                                  -----------   -----------
          Total current assets                                         20,474        87,628
                                                                  -----------   -----------

Fixed assets, net                                                     299,033       526,606
                                                                  -----------   -----------


          TOTAL ASSETS                                            $   319,507   $   614,234
                                                                  ===========   ===========


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Accounts payable and accrued expenses                           $    88,714   $   139,861
  Current portion of note payable                                          --        88,927
  Deferred revenue                                                    953,878     1,022,459
                                                                  -----------   -----------

          Total current liabilities                                 1,042,592     1,251,247
                                                                  -----------   -----------

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock                                                         10,000        10,000
  Retained earnings (deficit)                                        (733,085)     (647,013)
                                                                  -----------   -----------

          Total stockholders' equity (deficit)                       (723,085)     (637,013)
                                                                  -----------   -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)    $   319,507   $   614,234
                                                                  ===========   ===========

                                 TICON.NET, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                                        2004           2003
                                                     -----------    ------------

REVENUE                                              $ 1,038,517    $ 1,042,483
                                                     -----------    -----------

COSTS OF GOODS SOLD:
  Purchases                                               33,392         96,234
  Satelite, telephone, domain charges                    391,714        396,067
                                                     -----------    -----------

COST OF GOODS SOLD                                       425,106        492,301
                                                     -----------    -----------

GROSS PROFIT                                             613,411        550,182
                                                     -----------    -----------

EXPENSES:
  Selling, general and administrative                    602,557        564,590
  Depreciation                                            96,440        105,458
                                                     -----------    -----------
                  Total costs and expenses               698,997        670,048
                                                     -----------    -----------

INCOME (LOSS) BEFORE OTHER INCOME (EXPENSE)              (85,586)      (119,866)
                                                     -----------    -----------

OTHER INCOME (EXPENSE)
  Interest expense                                        (5,239)        (5,326)
  (Loss) on sale of fixed assets                         (36,358)        (2,454)
  Interest income                                             91            319
                                                     -----------    -----------
                  Total other income (expense)           (41,506)        (7,461)
                                                     -----------    -----------


NET INCOME (LOSS)                                    $  (127,092)   $  (127,327)
                                                     ===========    ===========

                                 TICON.NET, INC.
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                                        Retained
                                           Common       Earnings
                                            Stock       (Deficit)       Total
                                           -------     ---------      ---------
Balance - Janauary 1, 2003                 $10,000     $(519,686)     $(509,686)

  Net loss for the six months                   --      (127,327)      (127,327)
                                           -------     ---------      ---------

Balance - June 30, 2003                    $10,000     $(647,013)     $(637,013)
                                           =======     =========      =========

Balance - January 1, 2004                  $10,000     $(605,993)     $(595,993)

  Net income for the six months                 --      (127,092)      (127,092)
                                           -------     ---------      ---------

Balance - June 30, 2004                    $10,000     $(733,085)     $(723,085)
                                           =======     =========      =========

                                 TICON.NET, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND 2003

                                                                                  2004        2003
                                                                                ---------   ---------
Cash Flows from Operating Activities:
  Net income (loss)                                                             $(127,092)  $(127,327)
                                                                                ---------   ---------
  Adjustments to reconcile net income (loss) to net cash provided by (used in)
     operating activities:
        Depreciation                                                               96,440     105,458
        Loss on sale of fixed assets                                               36,358       2,454
        Changes in operating assets and liabilities:
           Decrease in accounts receivable                                          2,092       5,466
           Increase in deferred revenue                                            34,984      72,446
           Increase (decrease) in accounts payable and accrued expenses           (92,490)     65,928
                                                                                ---------   ---------
                 Total adjustments                                                 77,384     251,752
                                                                                ---------   ---------
              Net cash provided by (used in) operating activities                 (49,708)    124,425
                                                                                ---------   ---------

Cash Flows from Investing Activities:
  Acquisition of fixed assets                                                          --     (22,690)
  Proceeds from disposition of fixed assets                                        31,723         900
                                                                                ---------   ---------
              Net cash provided by (used in) investing activities                  31,723     (21,790)
                                                                                ---------   ---------

Cash Flows from Financing Activities:
  Repayment of notes payable                                                      (44,560)    (42,404)
                                                                                ---------   ---------
              Net cash (used in) financing activities                             (44,560)    (42,404)
                                                                                ---------   ---------

Net increase (decrease) in cash flows                                             (62,545)     60,231

Cash - Beginning of Period                                                         66,516       6,285
                                                                                ---------   ---------

Cash - End of Period                                                            $   3,971   $  66,516
                                                                                =========   =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

                 During the year, cash was paid for the following:
                   Income taxes                                                 $   5,239   $   5,326
                                                                                =========   =========

                                 TICON.NET, INC.
                     NOTES TO REVIEWED FINANCIAL STATEMENTS
                             JUNE 30, 2004 AND 2003

NOTE 1 - NATURE OF BUSINESS

      Ticon.Net, Inc. (the "Company") was incorporated in the State of Wisconsin in September 1998 and elected S Corporation status.

      The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in their area and concentrates on offering technical support and know-how with strong customer support and infrastructure.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Use of Estimates

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

      Cash and Cash Equivalents

      For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

      Concentrations of Credit Risk

      Financial   instruments   that   potentially   subject   the   Company  to
      concentrations of credit risk consist principally of cash and accounts receivable.

            Cash

            The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

            Accounts Receivable

            The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

                                 TICON.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2004 AND 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

      Revenue Recognition

      The Company earns revenue from providing the services as noted herein. The Company generally bills for the services to its annual customers once a year on the annual anniversary date, and for their monthly customers on the monthly anniversary date for the following monthly service period. The Company has recorded deferred revenue (customer deposits) for any services billed or received in advance of the service period. Accounts receivable on the books represents only those customers that have been recently billed. Company policy is to terminate service if collection is not received within a specified time period.

      Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

      Fixed Assets

      Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally three to seven years.

      Fair Value of Financial Instruments

      The Company's financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the reviewed balance sheets, approximate their estimated fair value as of June 30, 2004 and 2003.

      Income Taxes

      The Company has elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code and, accordingly, is not responsible for payment of federal income taxes, which is the responsibility of the individual shareholders.

      Advertising Costs

      Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the six months ended June 30, 2004 and 2003.

                                 TICON.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2004 AND 2003

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

      Net Income Per Common Share

      The Company computes earnings per share in accordance with SFAS No. 128, "Earnings per Share". This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

      Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

      When the Company incurs a loss from operations their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3 - FIXED ASSETS

      Fixed assets as of June 30, 2004 and 2003 were as follows:

                                       Estimated Useful
                                         Lives (Years)       2004        2003
                                         -------------       ----        ----
      Office equipment                       5-7         $   34,051   $   34,051
      Computer equipment and software          5            930,575      929,288
      Leasehold improvements                  39             84,677       50,982
      Furniture and equipment                5-7             19,316      155,687
                                                         ----------   ----------
                                                          1,068,619    1,170,008
      Less accumulated depreciation                         769,586      643,402
                                                         ----------   ----------
      Property and equipment, net                        $  299,033   $  526,606
                                                         ==========   ==========

      Depreciation expense was $96,440 and $105,458 for the six months ended June 30, 2004 and 2003, respectively. Additionally, in 2004 and 2003, the Company disposed of $145,181 and $5,990 worth of computer equipment for $31,723 and $900 and recognized a loss on disposal of $36,358 and $2,454, respectively.

                                 TICON.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2004 AND 2003

NOTE 4 - COMMITMENTS

      Operating Lease Commitments

      The Company leases two spaces in Janesville and Milwaukee, Wisconsin. The annual leases are set to begin expiring in July 2005.

      Rent expense for the six months ended June 30, 2004 and 2003 was $14,582 and $13,565, respectively.

      Minimum lease payments over the next three years are approximately $30,000 per year adjusted by cost of living increases.

NOTE 5 - STOCKHOLDERS' EQUITY

      The Company was incorporated as a Wisconsin S corporation in September 1998. The Company has one class of common stock, no par value. The Company was incorporated with 9,000 shares authorized of which 2,222 shares are issued and outstanding at June 30, 2004 and 2003.

NOTE 6- NOTES PAYABLE

      The Company entered into a bank loan for the purchase of equipment that matures in 2004. The balance at June 30, 2004 and 2003 was $0 and $88,927, respectively.

      There was another bank loan with the former owner that was paid off during 2002.

      Interest expense on the notes were $5,239 and $5,326 for the six months ended June 30, 2004 and 2003, respectively.

                                 TICON.NET, INC.
               NOTES TO REVIEWED FINANCIAL STATEMENTS (CONTINUED)
                             JUNE 30, 2004 AND 2003

NOTE 7 - SUBSEQUENT EVENTS

      The Company on July 14, 2004, was acquired for $1,000,000 by DFWT Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company was paid $337.534 for each share of stock converted for a total of $750,000 in cash. In addition, the Company's stockholders were issued a 6% promissory note in the amount of $250,000 payable over a one-year term.

                                 TICON.NET, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                                 TICON.NET, INC.
                          INDEX TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

                                                                       Page(s)
                                                                       -------

Report of Independent Registered Public Accounting Firm                     1

Financial Statements:

         Balance Sheets at December 31, 2003 and 2002                       2

         Statements of Operation for the Years Ended
           December 31, 2003 and 2002                                       3

         Statements of Stockholders' Equity (Deficit) for the
           Years Ended December 31, 2003 and 2002                           4

         Statements of Cash Flows for the Years Ended
           December 31, 2003 and 2002                                       5

Notes to the Financial Statements                                         6-10

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
Ticon.Net,Inc.
Janesville, WI

We have audited the accompanying balance sheets of Ticon.Net, Inc., a Wisconsin S corporation (the "Company") as of December 31, 2003 and 2002, and the related statements of income, stockholders' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We have conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Clover Computer Corp. as of December 31, 2003 and 2002, and the results of its operations, changes in stockholders' equity (deficit) and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Bagell Josephs & Company, L.L.C.
Bagell Josephs & Company, L.L.C.
Gibbsboro, New Jersey

September 10, 2004

                                 TICON.NET, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2003 AND 2002

                                                                     2003           2002
                                                                  -----------   -----------
                                     ASSETS
Current Assets:
  Cash                                                            $    66,286   $     6,285
  Accounts receivable, net                                             15,741        18,724
  Prepaid expenses and other current assets                             2,854         7,854
                                                                  -----------   -----------
          Total current assets                                         84,881        32,863
                                                                  -----------   -----------

Fixed assets, net                                                     463,784       612,728
                                                                  -----------   -----------

          TOTAL ASSETS                                            $   548,665   $   645,591
                                                                  ===========   ===========


                  LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
  Accounts payable and accrued expenses                           $   181,204   $    73,933
  Current portion of note payable                                      44,560        86,771
  Deferred revenue                                                    918,894       950,013
                                                                  -----------   -----------

          Total current liabilities                                 1,144,658     1,110,717
                                                                  -----------   -----------

Note payable - net of current portion                                      --        44,560
                                                                  -----------   -----------

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock                                                         10,000        10,000
  Retained earnings (deficit)                                        (605,993)     (519,686)
                                                                  -----------   -----------

          Total stockholders' equity (deficit)                       (595,993)     (509,686)
                                                                  -----------   -----------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)    $   548,665   $   645,591
                                                                  ===========   ===========

                                 TICON.NET, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                    2003          2002
                                                -----------   -----------

REVENUE                                         $ 2,099,265   $ 1,870,805
                                                -----------   -----------

COSTS OF GOODS SOLD:
  Purchases                                         123,282        99,442
  Satelite, telephone, domain charges               785,095       699,103
                                                -----------   -----------

COST OF GOODS SOLD                                  908,377       798,545
                                                -----------   -----------

GROSS PROFIT                                      1,190,888     1,072,260
                                                -----------   -----------

EXPENSES:
  Selling, general and administrative             1,052,164       926,119
  Depreciation                                      214,709       204,792
                                                -----------   -----------
                  Total costs and expenses        1,266,873     1,130,911
                                                -----------   -----------

(LOSS) BEFORE OTHER INCOME (EXPENSE)                (75,985)      (58,651)
                                                -----------   -----------

OTHER INCOME (EXPENSE)
  Interest expense                                   (8,285)      (24,045)
  (Loss) on sale of fixed assets                     (2,454)           --
  Interest income                                       417           554
                                                -----------   -----------
                  Total other income (expense)      (10,322)      (23,491)
                                                -----------   -----------

NET (LOSS)                                      $   (86,307)  $   (82,142)
                                                ===========   ===========

                                 TICON.NET, INC.
                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                         Retained
                                                         Earnings
                                         Common Stock    (Deficit)       Total

Balance - Janauary 1, 2002                 $10,000       $(437,544)   $(427,544)

  Net loss for the year                         --         (82,142)     (82,142)
                                           -------       ---------    ---------

Balance - December 31, 2002                 10,000        (519,686)    (509,686)

  Net loss for the year                         --         (86,307)     (86,307)
                                           -------       ---------    ---------

Balance - December 31, 2003                $10,000       $(605,993)   $(595,993)
                                           =======       =========    =========

                                 TICON.NET, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                                           2003        2002
                                                                         ---------   ---------
Cash Flows from Operating Activities:
  Net loss                                                               $ (86,307)  $ (82,142)
                                                                         ---------   ---------
  Adjustments to reconcile net loss to net cash provided by operating activities:
        Depreciation                                                       214,709     204,792
        Loss on sale of fixed assets                                         2,454          --
        Changes in operating assets and liabilities:
           (Increase) decrease in accounts receivable                        2,983      (4,307)
           Increase (decrease) in deferred revenue                         (31,119)    268,142
           Increase (decrease) in accounts payable and accrued expenses    107,270     (62,031)
                                                                         ---------   ---------
                 Total adjustments                                         296,297     406,596
                                                                         ---------   ---------
              Net cash provided by operating activities                    209,990     324,454
                                                                         ---------   ---------

Cash Flows from Investing Activities:
  Acquisition of fixed assets                                              (69,118)    (62,913)
  Proceeds from disposition of fixed assets                                    900          --
                                                                         ---------   ---------
              Net cash (used in) investing activities                      (68,218)    (62,913)
                                                                         ---------   ---------

Cash Flows from Financing Activities:
  Proceeds received from sale of stock                                       5,000          --
  Repayment of notes payable                                               (86,771)   (261,611)
                                                                         ---------   ---------
              Net cash (used in) financing activities                      (81,771)   (261,611)
                                                                         ---------   ---------

Net increase (decrease) in cash flows                                       60,001         (70)

Cash - Beginning of Year                                                     6,285       6,355
                                                                         ---------   ---------

Cash - End of Year                                                       $  66,286   $   6,285
                                                                         =========   =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

                 During the year, cash was paid for the following:
                   Income taxes                                          $   8,285   $  24,045
                                                                         =========   =========

SUPPLEMENTAL DISCLOSURE OF NON-CASH INFORMATION:

                 Receivable recognized for stock issuance                $      --   $   5,000
                                                                         =========   =========

                                 TICON.NET, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2003 AND 2002

NOTE 1 - NATURE OF BUSINESS

      Ticon.Net, Inc. (the "Company") was incorporated in the State of Wisconsin in September 1998 and elected S Corporation status.

      The Company offers complete broadband, VOIP, web hosting and design, and dialup internet access for individuals and businesses with a full range of connections including DSL, Dialup, T1 and T3. They provide internet service in their area and concentrates on offering technical support and know-how with strong customer support and infrastructure.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Use of Estimates

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the balance sheet and operations for the period. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

      Cash and Cash Equivalents

      For financial statement presentation purposes, the Company considers short-term, highly liquid investments with original maturities of three months or less to be cash and cash equivalents.

      Concentrations of Credit Risk

      Financial   instruments   that   potentially   subject   the   Company  to
      concentrations of credit risk consist principally of cash and accounts receivable.

            Cash

            The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

            Accounts Receivable

            The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and if necessary, maintains allowances for anticipated losses.

                                 TICON.NET, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

      Revenue Recognition

      The Company earns revenue from providing the services as noted herein. The Company generally bills for the services to its annual customers once a year on the annual anniversary date, and for their monthly customers on the monthly anniversary date for the following monthly service period. The Company has recorded deferred revenue (customer deposits) for any services billed or received in advance of the service period. Accounts receivable on the books represents only those customers that have been recently billed. Company policy is to terminate service if collection is not received within a specified time period.

      Cost and expenses are recognized generally as they are incurred under the accrual method of accounting unless specified by an agreement.

      Fixed Assets

      Property and equipment are stated at cost. Expenditures for major betterments and additions are capitalized, while replacement, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense currently. Any gain or loss on disposition of assets is recognized currently. Depreciation expense is provided using the straight-line method over the estimated useful lives of the various assets, generally three to seven years.

      Fair Value of Financial Instruments

      The Company's financial instruments consist primarily of cash, accounts receivable, accounts payable and accrued liabilities. The carrying amounts of such financial instruments, as reflected in the balance sheets, approximate their estimated fair value as of December 31, 2003 and 2002.

      Income Taxes

      The Company has elected to be treated as a small business corporation under Subchapter S of the Internal Revenue Code and, accordingly, is not responsible for payment of federal income taxes, which is the responsibility of the individual shareholders.

      Advertising Costs

      Advertising costs are expensed as incurred. Advertising costs are included in the statements of operations for the years ended December 31, 2003 and 2002.

                                 TICON.NET, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
      (CONTINUED)

      Net Income Per Common Share

      The Company computes earnings per share in accordance with SFAS No. 128, "Earnings per Share". This standard requires dual presentation of basic and diluted earnings per share on the face of the statement of income for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the diluted earnings per share computation.

      Net income per common share (basic and diluted) is based on the net income divided by the weighted average number of common shares outstanding during the year.

      When the Company incurs a loss from operations their potentially issuable shares of common stock pursuant to outstanding stock purchase options are excluded from the diluted computation, as the effect would be anti-dilutive.

NOTE 3 - FIXED ASSETS

      Fixed assets as of December 31, 2003 and 2002 were as follows:

                                      Estimated Useful
                                        Lives (Years)      2003        2002
                                        -------------      ----        ----
      Office equipment                     5-7         $   34,051   $   34,051
      Computer equipment and software        5            939,385      909,952
      Leasehold improvements                39             84,677       50,982
      Furniture and equipment              5-7            155,687      155,687
                                                       ----------   ----------
                                                        1,213,800    1,150,672
      Less accumulated depreciation                       750,016      537,944
                                                       ----------   ----------
      Property and equipment, net                      $  463,784   $  612,728
                                                       ==========   ==========

      Depreciation expense was $214,709 and $204,792 for the years ended December 31, 2003 and 2002, respectively. Additionally, in 2003, the Company disposed of $5,990 worth of computer equipment for $900 and recognized a loss on disposal of $2,454.

                                 TICON.NET, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 4 - COMMITMENTS

      Operating Lease Commitments

      The Company leases two spaces in Janesville and Milwaukee, Wisconsin. The annual leases are set to begin expiring in July 2005.

      Rent expense for the years ended December 31, 2003 and 2002 was $27,245 and $26,765, respectively.

      Minimum lease payments over the next three years are approximately $30,000 per year adjusted by cost of living increases.

NOTE 5 - STOCKHOLDERS' EQUITY

      The Company was incorporated as a Wisconsin S corporation in September 1998. The Company has one class of common stock, no par value. The Company was incorporated with 9,000 shares authorized of which 2,222 shares are issued and outstanding at December 31, 2003 and 2002.

NOTE 6- NOTES PAYABLE

      The Company entered into a bank loan for the purchase of equipment that matures in 2004. The balance at December 31, 2003 and 2002 was $44,560 and $131,331, respectively.

      There was another bank loan with the former owner that was paid off during 2002.

      Interest expense on the notes were $8,285 and $24,045 for the years ended December 31, 2003 and 2002, respectively.

                                 TICON.NET, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2003 AND 2002

NOTE 7 - SUBSEQUENT EVENTS

      The Company on July 14, 2004, was acquired for $1,000,000 by DFWT Acquisition Corp., a wholly owned subsidiary of DFW Internet Services, Inc. The Company was paid $337.534 for each share of stock converted for a total of $750,000 in cash. In addition, the Company's stockholders were issued a 6% promissory note in the amount of $250,000 payable over a one-year term.